                                       UAM Funds
                                       Semi-Annual Report


  Hanson Equity Portfolio
--------------------------------------------------------------------------------
                               October 31, 1998



                                                   [LOGO UAM FUNDS APPEARS HERE]

UAM FUNDS                                    HANSON EQUITY PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................   8
Statement of Operations.....................................................   9
Statement of Changes in Net Assets..........................................  10
Financial Highlights........................................................  11
Notes to Financial Statements...............................................  12


--------------------------------------------------------------------------------

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

October 31, 1998

Dear Fellow Shareholders

It is our pleasure to present to you the semi-annual Shareholder report for the Hanson Equity Portfolio (the "Portfolio") for the six-month period ending October 31, 1998. The Portfolio was launched on October 2, 1997 and had a total market value of $22.8 million at October 31, 1998.

PERFORMANCE RESULTS AND OVERVIEW

The Hanson Equity Portfolio posted a -3.21% return for the second quarter and a -7.38% return for the six months ending October 31, 1998. The S&P 500 generated returns of -1.57% and -0.40% for the same periods respectively. The Portfolio's performance since inception is 5.40% compared to 15.79% for the S&P 500.

The Portfolio's holdings did not escape the late summer equity market correction, although its decline was no more severe than other mutual fund portfolios of similar size and structure. The hedge fund fiasco and emerging market trading losses, coupled with recession fears, took their toll on the financial and cyclical stocks within the Portfolio. The Fed's easing actions led to a rebound in the Portfolio's performance in October, in which it outpaced the S&P 500 by 43 basis points. We believe that the U.S. economy will indeed slow somewhat in 1999 but that recession fears were overblown and we continue to survey the landscape for attractively valued, consistent earnings growth companies. We have found investments in health care and telecommunications and are reviewing several technology companies as we feel these areas will provide above market returns in 1999.

For the quarter ended October 31, the Portfolio's technology and communications sectors outperformed not only their respective S&P sectors but the S&P 500 as well. IBM and Intel both reported excellent quarters and demand for IBM's new mainframe products and Intel's microprocessors appear very strong going forward. Information technology spending is an increasingly greater proportion of overall corporate expenditures as companies realize the significant productivity gains and cost savings from these investments. Sophisticated new software enhancements, increased network bandwidth and issues such as the Euro conversion and Y2K will spur robust demand for more powerful hardware. The Portfolio's investments in communications have concentrated on firms with leading edge technology and aggressive business plans, avoiding the slower moving local Bell companies. An exciting new addition is Qwest Communications, one of a small group of

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

companies building a new fiber optic network across the United States that will offer low cost, high speed voice, data and video services for today's demanding corporate users.

STRATEGY AND INVESTMENT STYLE
Hanson Investment Management celebrated its 25th anniversary in October 1998 and has established a long track record of out-performance versus the S&P 500. The Portfolio has been in existence for just over one year and it is our goal, through strict adherence to our investment philosophy and process, to generate positive future results versus the S&P 500. Hanson's investment philosophy consists of investing in a concentrated portfolio of approximately 35 industry leading companies with proven management that are focused on highly profitable growth. These companies have above average earnings and dividend growth rates and possess superior financial strength (as measured by solid balance sheets). Most importantly, Hanson purchases these companies only when valuations place them amongst the cheapest of their peers by virtue of low relative price-to-earnings or price-to-cash-flow ratios. Hanson Investment Management has employed this investment strategy continuously over the 25-year history of the firm.

Hanson's investment style can best be characterized as large capitalization with a "growth-at-a-reasonable-price" metric. Hanson will, however, invest in companies of smaller capitalization if all other criteria are met.

EQUITY MARKET OVERVIEW AND OUTLOOK
The fiscal year began with equity markets consolidating their gains from the fourth quarter until a surprise U.S.-led currency intervention to stabilize international markets in mid-June, combined with prospects of strong domestic growth and consumer confidence, led stock indices to new highs. But after July 17, the news was all downhill and market participants were treated to one of the most volatile periods in recent memory. The causes read like a laundry list of negativity: Japan's continuing financial and economic malaise; Russia's decision to devalue the ruble and default on some of its debt; hearings for impeachment proceedings against President Clinton; the near bankruptcy and last-minute bailout of Long Term Capital Management and the ensuing liquidity crisis and fears of global recession that spread like wildfire to reach every emerging and developed market in the world.

The U.S. economy and financial markets were largely unscathed until mid-August. Consumer spending, housing sales and employment and personal income gains remained strong. Although policymakers worried that robust growth and tight labor markets might spark a rise in prices, the slowdown in the manufacturing and export

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

sectors of the economy, combined with an influx of cheap imports from Asia, acted as a brake on inflation. However, after Russia's devaluation and default, traders rushed to exit other emerging markets and sought the safety of U.S. Treasuries. Many hedge funds and proprietary trading desks of banks and securities firms were caught on the other side of this trade and their use of leverage and complex derivative positions, combined with illiquid securities, led to steep losses. As lenders began calling more margin and tightening credit standards, liquidity literally vanished and the selling became more intense. The Federal Reserve finally stepped in and organized private sector bail out of one of the largest and most leveraged of hedge funds, Long Term Capital, to avoid a potential meltdown in global financial markets.

By the end of the quarter it was apparent that the U.S. economy would be unable to "remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." Fed Chairman Alan Greenspan used these words in two separate speeches in September, strongly signaling an ease in interest rates might be at hand. On September 29th the FOMC lowered the Fed Funds rate 25 basis points to 5.25%, stating that "the action was taken to cushion the effects on prospective economic growth in the United States, of increasing weakness in foreign economies and of less accommodative financial conditions domestically." Sixteen days later, a surprise inter-meeting 25 basis point cut in both the Fed Funds and discount rates went another step further in assuring the markets that Greenspan & Co. are indeed on the case. While talk of recession still permeates the current investment mindset, the U.S. economy expanded at a greater-than-expected rate in the calendar third quarter, up 3.3% versus consensus estimates of 2.2%. Combined with the increased flow in liquidity, this stronger growth should ease some of those recessionary concerns.

Given the above scenario, the remarkable coincidence of so many negative events, it should be no surprise that U.S. equity markets suffered their worst quarter in nearly 8 years. From June 30 to September 30, 1998, the Dow Jones Industrial Average was off 11.99%, the S&P 500 declined 9.95%, and the NASDAQ market was down 10.51%. As the extent of banks' and brokerage firms' exposure to hedge fund and trading losses became apparent and fear of global recession took hold, financial and cyclical stocks were pounded be selling, each sector losing over 20% during the quarter. However, the psychological boost of the Fed's rate cuts, a number of promising earnings reports and positive signals from global fiscal policymakers helped the markets shrug off the perennial October curse. The Dow gained 9.61%, the S&P 500 was up 8.13% and the NASDAQ recovered 4.61% during the month. Not surprisingly, Consumer Cyclicals and Financials were the

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UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

top performing sectors during the month, as the prospect of lower interest rates improved the economic outlook as well as the attractiveness of financing activities.

Sincerely,

/s/ DAVID E. POST

David E. Post
President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.3%

                                                             SHARES   VALUE+
                                                             ------ -----------
 AEROSPACE & DEFENSE - 4.3%
  AlliedSignal, Inc. ....................................... 10,700 $   416,631
  Lockheed Martin Corp. ....................................  5,000     556,875
                                                                    -----------
                                                                        973,506
                                                                    -----------
 AUTOMOTIVE - 2.0%
  *Lear Corp. .............................................. 14,100     452,962
                                                                    -----------
 BANKS - 6.3%
  Citigroup, Inc. .......................................... 13,400     630,637
  Wells Fargo & Co. ........................................  2,200     814,000
                                                                    -----------
                                                                      1,444,637
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 1.9%
  ConAgra, Inc. ............................................ 13,900     423,081
                                                                    -----------
 CAPITAL EQUIPMENT - 1.9%
  Deere & Co. .............................................. 12,400     438,650
                                                                    -----------
 COMPUTERS - 6.1%
  Intel Corp. ..............................................  7,800     695,662
  International Business Machines Corp. ....................  4,650     690,234
                                                                    -----------
                                                                      1,385,896
                                                                    -----------
 CONSTRUCTION - 4.0%
  *American Standard Companies, Inc. ....................... 14,800     472,675
  Clayton Homes, Inc. ...................................... 29,000     447,687
                                                                    -----------
                                                                        920,362
                                                                    -----------
 CONSUMER STAPLES - 4.4%
  Colgate-Palmolive Co. ....................................  6,700     592,113
  Kimberly-Clark Corp. .....................................  8,400     405,300
                                                                    -----------
                                                                        997,413
                                                                    -----------
 ELECTRONICS - 4.0%
  *Solectron Corp. ......................................... 16,000     916,000
                                                                    -----------
 ENERGY - 12.9%
  British Petroleum Co. plc ADR.............................  8,000     707,500
  Enron Corp. .............................................. 15,000     791,250
  ENSCO International, Inc. ................................ 43,700     587,219
  Transocean Offshore, Inc. ................................ 23,250     858,797
                                                                    -----------
                                                                      2,944,766
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
 ENTERTAINMENT & LEISURE TIME - 3.3%
  Carnival Corp., Class A................................... 23,000 $   744,625
                                                                    -----------
 FINANCIAL SERVICES - 6.0%
  Fannie Mae................................................ 12,400     878,075
  Franklin Resources, Inc. ................................. 13,000     491,563
                                                                    -----------
                                                                      1,369,638
                                                                    -----------
 HOME FURNISHINGS & APPLIANCES - 3.0%
  Newell Co. ............................................... 15,800     695,200
                                                                    -----------
 INDUSTRIAL - 0.9%
  Dover Corp. ..............................................  6,500     206,375
                                                                    -----------
 INSURANCE - 6.6%
  AFLAC, Inc. .............................................. 20,300     773,938
  American International Group, Inc. .......................  8,700     741,675
                                                                    -----------
                                                                      1,515,613
                                                                    -----------
 MANUFACTURING - 3.5%
  General Electric Co. .....................................  9,000     787,500
                                                                    -----------
 PHARMACEUTICALS - 5.1%
  American Home Products Corp. .............................  7,800     380,250
  Johnson & Johnson.........................................  9,500     774,250
                                                                    -----------
                                                                      1,154,500
                                                                    -----------
 RETAIL - 4.5%
  Wal-Mart Stores, Inc. .................................... 15,000   1,035,000
                                                                    -----------
 SERVICES - 4.0%
  Omnicom Group, Inc. ...................................... 14,600     721,788
  Service Corp. International...............................  5,725     203,953
                                                                    -----------
                                                                        925,741
                                                                    -----------
 TELECOMMUNICATIONS - 9.0%
  *AirTouch Communications, Inc. ........................... 16,000     896,000
  *MCI WorldCom, Inc. ...................................... 13,000     718,250
  *Qwest Communications International, Inc. ................ 11,300     442,113
                                                                    -----------
                                                                      2,056,363
                                                                    -----------
 TRANSPORTATION - 3.0%
  Burlington Northern Santa Fe.............................. 22,050     680,794
                                                                    -----------
 WASTE DISPOSAL - 1.6%
  Waste Management, Inc. ...................................  8,000     361,000
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $20,773,521)                             22,429,622
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 SHORT TERM INVESTMENT - 1.9%

                                                           FACE
                                                          AMOUNT    VALUE+
                                                         -------- -----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $448,183,
   collateralized by $431,122 of various U.S. Treasury
   Notes, 5.375%-6.875%, due 05/31/99-02/15/04, valued
   at $448,006 (Cost $448,000).......................... $448,000     448,000
                                                                  -----------
  TOTAL INVESTMENTS-100.2% (Cost $21,221,521)(a)........           22,877,622
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET)-(0.2)%.............              (55,436)
                                                                  -----------
  NET ASSETS-100%.......................................          $22,822,186
                                                                  ===========

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $21,221,521. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,656,101. This consisted of aggregate gross unrealized appreciation for all securities of $3,281,747 and aggregate gross unrealized depreciation for all securities of $1,625,646.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................ $21,221,521
                                                                  ===========
 Investments, at Value........................................... $22,877,622
 Cash............................................................         571
 Dividends and Interest Receivable...............................      17,916
 Receivable for Investments Sold.................................     152,153
 Receivable for Portfolio Shares Sold............................       3,205
 Other Assets....................................................         490
                                                                  -----------
  Total Assets...................................................  23,051,957
                                                                  -----------
 LIABILITIES
 Payable for Investments Purchased...............................     179,277
 Payable for Investment Advisory Fees -- Note B..................      12,515
 Payable for Administrative Fees -- Note C.......................       8,339
 Payable for Trustees' Fees -- Note F............................         637
 Other Liabilities...............................................      29,003
                                                                  -----------
  Total Liabilities..............................................     229,771
                                                                  -----------
 NET ASSETS...................................................... $22,822,186
                                                                  ===========
 NET ASSETS CONSIST OF:
 Paid in Capital................................................. $21,890,967
 Accumulated Net Investment Loss.................................     (40,964)
 Accumulated Net Realized Loss...................................    (683,918)
 Unrealized Appreciation.........................................   1,656,101
                                                                  -----------
 NET ASSETS...................................................... $22,822,186
                                                                  ===========
 Institutional Class Shares
 Shares Issued and Outstanding (Unlimited authorization, no par
  value).........................................................   2,165,307
 NET ASSET VALUE, Offering and Redemption Price Per Share........      $10.54
                                                                       ======

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends........................................................ $   111,273
 Interest.........................................................      12,641
                                                                   -----------
  TOTAL INCOME....................................................     123,914
                                                                   -----------
 EXPENSES
 Investment Advisory Fees -- Note B...............................      81,704
 Administrative Fees -- Note C....................................      31,331
 Shareholder Servicing Fees.......................................      18,364
 Filing and Registration Fees.....................................      12,262
 Printing Fees....................................................       7,980
 Audit Fees.......................................................       6,685
 Custodian Fees -- Note D.........................................       1,916
 Trustees' Fees -- Note F.........................................       1,330
 Legal Fees.......................................................         907
 Other Expenses...................................................       2,399
                                                                   -----------
  Net Expenses....................................................     164,878
                                                                   -----------
 NET INVESTMENT LOSS..............................................     (40,964)
                                                                   -----------
 NET REALIZED LOSS ON INVESTMENTS.................................    (808,384)
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF
  INVESTMENTS.....................................................  (1,022,342)
                                                                   -----------
 NET LOSS ON INVESTMENTS..........................................  (1,830,726)
                                                                   -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(1,871,690)
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                         ENDED     OCTOBER 2,
                                                      OCTOBER 31,   1997* TO
                                                         1998       APRIL 30,
                                                      (UNAUDITED)     1998
                                                      -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss...............................  $   (40,964) $   (41,991)
  Net Realized Gain (Loss)..........................     (808,384)     166,457
  Net Change in Unrealized
   Appreciation/Depreciation........................   (1,022,342)   2,678,443
                                                      -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................   (1,871,690)   2,802,909
                                                      -----------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................      179,939   23,828,465
  Redeemed..........................................   (1,175,877)    (941,560)
                                                      -----------  -----------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS.....................................     (995,938)  22,886,905
                                                      -----------  -----------
  TOTAL INCREASE (DECREASE).........................   (2,867,628)  25,689,814
 NET ASSETS:
  Beginning of Period...............................   25,689,814          --
                                                      -----------  -----------
  End of Period (including accumulated net
   investment loss of $40,964 and $-,
   respectively)....................................  $22,822,186  $25,689,814
                                                      ===========  ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................       17,027    2,346,914
  Shares Redeemed...................................     (109,706)     (88,928)
                                                      -----------  -----------
                                                          (92,679)   2,257,986
                                                      ===========  ===========

*  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   HANSON EQUITY PORTFOLIO
                                            OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS
                                                      ENDED       OCTOBER 2,
                                                   OCTOBER 31,     1997* TO
                                                      1998        APRIL 30,
                                                   (UNAUDITED)       1998
                                                   -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 11.38       $ 10.00
                                                     -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss..............................     (0.02)        (0.02)
 Net Realized and Unrealized Gain (Loss) on
  Investments.....................................     (0.82)         1.40
                                                     -------       -------
 Total from Investment Operations.................     (0.84)         1.38
                                                     -------       -------
NET ASSET VALUE, END OF PERIOD....................   $ 10.54       $ 11.38
                                                     =======       =======
TOTAL RETURN......................................     (7.38)%***    13.80%***
                                                     =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............   $22,822       $25,690
Ratio of Expenses to Average Net Assets...........      1.41%**       1.56%**
Ratio of Net Investment Loss to Average Net
 Assets...........................................     (0.35)%**     (0.35)%**
Portfolio Turnover Rate...........................        14%           11%
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................      1.41%**       1.56%**

  * Commencement of Operations
 ** Annualized
*** Not Annualized
The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Hanson Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Hanson Equity Portfolio is to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.- based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Trustees.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.
    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Hanson Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month.

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UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------


  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the six months ended October 31, 1998, UAM Funds Services, Inc. earned $31,331 from the Portfolio as Administrator of which $25,058 was paid to CGFSC for its services as Sub-Administrator.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
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  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the six months ended October 31, 1998, the Portfolio incurred $129 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. PURCHASES AND SALES: For the six months ended October 31, 1998, the Portfolio made purchases of $3,263,079 and sales of $3,855,662 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At October 31, 1998, 100% of total shares outstanding were held by 1 record shareholder.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Trustee                                 Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Hanson Investment Management Company
4000 Civic Center Drive, Suite 200
San Rafael, CA 94903

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.